Exhibit 99.1

PRESS RELEASE

Integral Acquisition Corporation 1 Announces Extension of Deadline to Complete Business Combination with Flybondi; Payment of Excise Tax

NEW YORK, NY, October 23, 2024 - As previously disclosed on Form 8-K filed on October 3, 2024, Integral Acquisition Corporation 1 (“Integral 1” or the “Company”) (Nasdaq: INTE), a special purpose acquisition company, and Flybondi Limited, a private limited company incorporated under the laws of England and Wales (“Flybondi”), have agreed to extend the date by which they must complete their proposed business combination (the “Business Combination”) from November 1, 2024 to March 31, 2025. This extension provides additional time to consummate the Business Combination.

Flybondi is Argentina’s first and largest low-cost airline. Upon the closing of the Business Combination, shares of the combined company are expected to be listed on Nasdaq under the symbol “FLYB.”

In connection with previous redemptions of certain shares of the Company’s Class A common stock held by public stockholders (the “Shares”), Integral 1 was obligated to pay an excise tax under the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”). On October 23, 2024, Integral 1 made a $1.1 million payment in respect of the excise tax. This payment, which was contemplated by the business combination agreement entered into by Integral 1, Flybondi, Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales, Gaucho MS, Inc., a Delaware corporation, and certain holders of Flybondi’s outstanding ordinary shares, was made in accordance with Internal Revenue Service rules under the Inflation Reduction Act. No funds from the Company’s U.S.-based trust account (the “Trust Account”) were used to pay any portion of the excise tax.

Integral 1 has scheduled a special meeting in lieu of an annual meeting of stockholders for October 28, 2024 (the “Special Meeting”). At the Special Meeting, Integral 1 will seek stockholder approval to extend the date by which the Company must complete its initial business combination from November 5, 2024, to November 5, 2025 (the “Integral 1 Extension”). In connection with the Integral 1 Extension, the Company’s public stockholders will have the opportunity to redeem their Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Shares.

If Integral 1’s stockholders approve the Integral 1 Extension at the Special Meeting, Integral 1 will make additional monthly contributions to the Trust Account equal to the lesser of $30,000 or $0.03 for each Share that is not redeemed for each month or portion thereof that is needed by the Company to complete the Business Combination until November 5, 2025. The final amount will depend on the number of Shares that are not redeemed by public stockholders in connection with the Special Meeting.

The Integral 1 Extension is intended to provide the Company with the additional time necessary to consummate the Business Combination.

Please refer to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 4, 2024, at the SEC’s website (http://www.sec.gov) and accessible at the Company’s website (http://www.integralacquisition.com/), for more information about the Special Meeting, including instructions for voting and attending the Special Meeting.

“We are excited about the progress made in our business combination process,” said Enrique Klix, Founder and CEO of Integral 1. “The Business Combination Extension, payment of the excise tax and proposed additional cash contributions to the Trust Account demonstrate our ongoing desire and efforts to create value for our security holders. We look forward to completing the Business Combination.” Integral 1 will provide updates as the business combination process moves forward.

Important Information about the Proposed Business Combination and Where to Find It

This communication relates to the proposed Business Combination involving Integral 1 and Flybondi. In connection with the proposed business combination, Integral 1 and Flybondi will become subsidiaries of Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“FB Parent”), which will be the going-forward public company.

The proposed Business Combination will be submitted to Integral 1’s stockholders for their consideration and approval. FB Parent intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”), which will include a proxy statement/prospectus to be distributed to Integral 1’s stockholders in connection with Integral 1’s solicitation of proxies for the vote by Integral 1’s stockholders to approve the proposed Business Combination and other matters as described in the Registration Statement, and certain other related documents, as well as the prospectus relating to the offer of the securities to be issued by FB Parent in connection with the completion of the proposed Business Combination. INTEGRAL 1’s STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (ONCE AVAILABLE) IN CONNECTION WITH INTEGRAL 1’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE BUSINESS COMBINATION, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FLYBONDI, INTEGRAL 1, AND THE PROPOSED BUSINESS COMBINATION. After the Registration has been filed and declared effective, the proxy statement/prospectus and other relevant documents will be mailed to shareholders of Integral 1 as of a record date to be established for voting on the proposed Business Combination. Investors and security holders will also be able to obtain copies of the Registration Statement, any amendments or supplements thereto, the preliminary or definitive proxy statement, once available, and other documents containing important information about each of the companies filed by Integral 1 or FB Parent once such documents are filed with the SEC, without charge, at the SEC’s website at https://www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Integral 1, Flybondi, FB Parent and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Integral 1’s stockholders and Flybondi’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Integral 1 is contained in Integral 1’s filings with the SEC, including Integral 1’s final prospectus relating to its initial public offering, which was filed with the SEC on November 4, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 12, 2024, which are each available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the interests of such participants and any other persons who may, under SEC rules, be deemed to be participants in the solicitation of Integral 1’s stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement for the proposed Business Combination when available. A list of the names of such participants and information regarding their direct or indirect interests in the proposed Business Combination will be contained in the Registration Statement for the proposed Business Combination when available. You may obtain free copies of these documents, when available, from the sources indicated above.

About Flybondi Limited

Flybondi is Argentina’s largest low-cost carrier and its second-largest airline overall. Headquartered in Buenos Aires, Flybondi currently serves 20 destinations across both Argentina and Brazil. Since its launch in 2018, Flybondi has brought the “freedom to fly” to its more than nine million passengers in the country and region. For more information, please visit https://www.flybondi.com.

About Integral Acquisition Corporation 1

Integral Acquisition Corporation 1 is a blank check company, also commonly referred to as a special purpose acquisition company, formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. For more information, please visit https://www.integralacquisition.com.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Flybondi’s or Integral 1’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Although Flybondi and Integral 1 believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Flybondi nor Integral 1 can assure you that either will achieve or realize these plans, intentions or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive any other necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of FB Parent to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (iii) the inability to obtain or maintain the listing of Integral 1’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations of Flybondi as a result of the announcement and consummation of the proposed Business Combination; (vi) Integral 1 and Flybondi’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business

Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving Integral 1 or Flybondi; (ix) changes in applicable laws or regulations; (x) failure of Flybondi to comply with laws and regulations applicable to Flybondi’s business; (xi) Flybondi’s estimate of expenses and profitability; (xii) assumptions regarding redemptions by Integral 1’s stockholders and purchase price and other adjustments; (xiii) changes in the competitive environment affecting Flybondi; (xiv) the impact of pricing pressure and erosion on Flybondi; (xv) the failure by Integral 1 or Flybondi to obtain additional capital, if needed, on acceptable terms; (xvi) the failure of Flybondi to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for Flybondi’s services, and in particular economic and market conditions in the commercial airline industry in the markets in which Flybondi operate; (xviii) Flybondi’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Integral 1’s other filings with the SEC. There may be additional risks that none of Flybondi, FB Parent or Integral 1 presently knows or that Flybondi, FB Parent or Integral 1 currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Flybondi’s, FB Parent’s or Integral 1’s expectations, plans or forecasts of future events and views of the date of this press release. Flybondi, FB Parent and Integral 1 anticipate that subsequent events will cause Flybondi’s, FB Parent’s and Integral 1’s assessments to change. Forward-looking statements speak only as of the date they are made, and none of Flybondi, FB Parent or Integral 1 undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Flybondi, FB Parent or Integral 1 gives any assurance that any of Flybondi, FB Parent or Integral 1 will achieve expectations.

No Offer or Solicitation

This press release does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact

Integral Acquisition Corporation 1

info@integralacquisition.com